UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 10, 2017

Blueprint Medicines Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-37359	26-3632015
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

38 Sidney Street, Suite 200 Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 374-7580

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 7.01Regulation FD Disclosure.

On September 10, 2017, Blueprint Medicines Corporation (the “Company”) issued a press release announcing new data from its ongoing Phase 1 clinical trial evaluating BLU-554 for the treatment of advanced hepatocellular carcinoma. The data were presented on Sunday, September 10, 2017 in an oral presentation at the European Society for Medical Oncology (“ESMO”) 2017 Congress in Madrid, Spain. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and a copy of the presentation at the ESMO 2017 Congress is furnished as Exhibit 99.2 to this Current Report on Form 8-K.

In addition, on September 11, 2017, the Company hosted an investor conference call and live webcast to discuss the data presented at the ESMO 2017 Congress. A copy of the presentation from the conference call is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1, 99.2 and 99.3, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on September 10, 2017
99.2	Presentation by Blueprint Medicines Corporation at the ESMO 2017 Congress on September 10, 2017
99.3	Presentation by Blueprint Medicines Corporation at investor conference call on September 11, 2017

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release issued by Blueprint Medicines Corporation on September 10, 2017
99.2	Presentation by Blueprint Medicines Corporation at the ESMO 2017 Congress on September 10, 2017
99.3	Presentation by Blueprint Medicines Corporation at investor conference call on September 11, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEPRINT MEDICINES CORPORATION

Date: September 11, 2017	By:	/s/ Tracey L. McCain
Tracey L. McCain
Chief Legal Officer